EXHIBIT TO FORM 13 F

The information with respect to securities positions is included on the form for Crown Advisors

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

David F. Bellet
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

The Lincoln Building, Suite 3405    60 East 42nd Street   New York, NY   10165
--------------------------------------------------------------------------------
Business Address       (Street)          (City)             (State)       (Zip)

David F. Bellet, General Partner             (212) 808-5278
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City New York and State of New York on the 15 day of May, 1999.

                                                  David F. Bellet
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Crown Associates III, LP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

67 East Park Place, 8th Floor          Morristown       New Jersey   07960-3945
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

Chester A. Siuda, General Partner          (973) 734-0909
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Morristown and State of New Jersey on the 15 day of May, 1999.

                                               Crown Associates III, LP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Crown Capital Management, Ltd.
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

67 East Park Place, 8th Floor          Morristown       New Jersey   07960-3945
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

Chester A. Siuda, Managing Director        (973) 734-0909
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Morristown and State of New Jersey on the 15 day of May, 1999.

                                            Crown Capital Management, Ltd.
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Crown-Glynn Advisors, Ltd.
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

67 East Park Place, 8th Floor          Morristown       New Jersey   07960-3945
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

Chester A. Siuda, Managing Director        (973) 734-0909
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Morristown and State of New Jersey on the 15 day of May, 1999.

                                             Crown-Glynn Advisors, Ltd.
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Crown-Glynn Associates, LP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

67 East Park Place, 8th Floor          Morristown       New Jersey   07960-3945
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

Chester A. Siuda, Managing Director              (973) 734-0909
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Morristown and State of New Jersey on the 15 day of May, 1999.

                                             Crown-Glynn Associates, LP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn Buckley Investments, LP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner         (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                            Glynn Buckley Investments, LP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn Capital Management
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner         (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                              Glynn Capital Management
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn Emerging Opportunity Fund, LP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner         (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                         Glynn Emerging Opportunity Fund, LP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn-Hume Investments, L.P.
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner         (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                            Glynn-Hume Investments, L.P.
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn Investments, LP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner         (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                               Glynn Investments, LP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

John Walter Glynn Jr.
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., Trustee               (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                               John Walter Glynn Jr.
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn Management, GP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner      (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                               Glynn Management, GP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn Management II, GP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner      (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                              Glynn Management II, GP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn-Nelke Investments, LP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner      (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                             Glynn-Nelke Investments, LP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn Peterson Investments, L.P.
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner      (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                           Glynn Peterson Investments, L.P.
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn Ventures III, LP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner      (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                               Glynn Ventures III, LP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Glynn Ventures IV, LP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner      (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                               Glynn Ventures IV, LP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

The McMorgan Fund II, LP
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

3000 Sandhill Road, Building 4-235     Menlo Park       California     94025
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

John Walter Glynn Jr., General Partner      (650) 854-2215
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Menlo Park and State of California on the 15 day of May, 1999.

                                              The McMorgan Fund II, LP
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------

                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:         3235-0006
                                                   Expires:       February, 1997
                                                   Estimated average burden
                                                   hours per response......24.60
                                                   -----------------------------

                                                     ---------------------------
                                                            SEC USE ONLY
                                                     ---------------------------

                                                     ---------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 13F

       INFORMATION REQUIRED OF INSTITUTIONAL INVESTMENT MANAGERS PURSUANT
  TO SECTION 13(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULES THEREUNDER
          Report for the Calendar Year or Quarter Ended March 31, 1999

--------------------------------------------------------------------------------
                (Please read instructions before preparing form.)
--------------------------------------------------------------------------------

If amended report check      |_|

Chester A. Siuda
--------------------------------------------------------------------------------
Name of Institutional Investment Manager

67 East Park Place, 8th Floor          Morristown       New Jersey   07960-3945
--------------------------------------------------------------------------------
Business Address       (Street)          (City)           (State)       (Zip)

Chester A. Siuda                            (973) 734-0909
--------------------------------------------------------------------------------
Name, Phone No., and Title of Person Duly Authorized to Submit This Report.

                                    ATTENTION
--------------------------------------------------------------------------------
           Intentional misstatements or omissions of facts constitute
                          Federal Criminal Violations.
                    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).
--------------------------------------------------------------------------------

      The institutional investment manager submitting this Form and its attachments and the person by whom it is signed represent hereby that all information contained therein is true, correct and complete. It is understood that all required items, statements and schedules are considered integral parts of this Form and that the submission of any amendment represents that all unamended items, statements and schedules remain true, correct and complete as previously submitted.

      Pursuant to the requirements of Securities Exchange Act of 1934, the undersigned institutional investment manager has caused this report to be signed on its behalf in the City Morristown and State of New Jersey on the 15 day of May, 1999.

                                                  Chester A. Siuda
                                     -------------------------------------------
                                      (Name of Institutional Investment Manager)


                                     -------------------------------------------
                                     (Manual Signature of Person Duly Authorized
                                                 to Submit This Report)

Name and 13F file numbers of ALL Institutional Investment Managers with respect to which this schedule is filed (other than the one filing this report): (List in alphabetical order).

13F File Numbers will be assigned to Institutional Investment Managers after they file their first report.

Name:                                              13F File No.:
-------------------------------------------------- -------------
1.
-------------------------------------------------- -------------
2.
-------------------------------------------------- -------------
3.
-------------------------------------------------- -------------
4.
-------------------------------------------------- -------------
5.
-------------------------------------------------- -------------
6.
-------------------------------------------------- -------------
7.
-------------------------------------------------- -------------
8.
-------------------------------------------------- -------------
9.
-------------------------------------------------- -------------
10.
-------------------------------------------------- -------------